GeoResources, Inc Company Profile October 2008 Exhibit 99.2

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-
looking statements.
Readers are encouraged to read our December 31, 2007 Annual Report on Form 10-KSB/A and
any and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.
Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management and Technical Staff
Strong Financial Position
Continued Value Creation
Developing Additional Prospects

Company Overview
Southern Region
Proved reserves (Mmboe) 15.6
2    Qtr 2008 production (boepd) 2,745
Northern Region
Proved reserves (Mmboe) 4.5
2    Qtr 2008 production (boepd) 610
NASDAQ: GEOI
Proved Reserves: 20.1 Mmboe
(1)
PV-10: $431 million
(1)
Percent Oil: 55%
Percent Proved Developed: 72%
2    Qtr 2008 Production: 3,355 Boepd
Percent Operated: 81%
Gross Acreage: 372,748
(2)
Net Acreage: 208,204
(2)
(1) Proved reserves including partnership interests are estimated as of July 1, 2008. For purposes of comparison to disclosures in the December 31, 2007 annual report, the
PV-10 was calculated using July 1, 2008 reserves and December 31, 2007, prices.
NYMEX prices at December 31, 2007, were $96.01 per Bbl and $7.465 per Mcf.
(2)   As of December 31, 2007.
Maps herein exclude minor value properties.
nd
nd
nd
Company Highlights

Experienced Management Team
Management Overview
Years
Name & Title Experience Comments
Frank A. Lodzinski 37 • President of Southern Bay Energy, LLC since its formation in 2005
CEO, President, Chairman of the Board • President of Texoil, Inc. from 1997 until its sale to Ocean Energy in 2001
• Founded Hampton Resources Corporation and served as president from 1992 until its sale to Bellwether Exploration Company in 1996
Collis P. Chandler, III 19 • President and sole owner of Chandler Energy, LLC since its inception in 2000
Executive Vice President, Chief Operating
Officer-Northern Region, Director
• Vice President of the Chandler Company from 1988 through 2000
Francis M. Mury 36 • Worked in several prior ventures with Mr. Lodzinski since 1989
Executive Vice President, Chief Operating
Officer-Southern Region
• Active in the oil and gas industry since 1974
Howard E. Ehler 43 • Employed by Southern Bay Energy, LLC as Vice President and CFO since 2005
Vice President, Chief Financial Officer • Employed as Vice President and CFO of AROC, Inc. from 2001 through 2004
Robert J. Anderson 21 • Employed by Southern Bay Energy, LLC as Vice President, Acquisitions since 2005
Vice President of Business Development- • Petroleum Engineer with MBA
Acquisitions & Divestitures • Domestic and international experience

Management History
1984-April 2007
GeoResources, Inc.
Areas of Operation:
Williston Basin
2004- 2007
Southern Bay Energy, LLC
Areas of Operation:
Gulf Coast, Permian Basin
2000-2007
Chandler Energy, LLC
Areas of Operation:
Williston Basin, Rockies
1988-2000
Chandler Company
Areas of Operation:
Rockies, Williston Basin
Significant operations and financial
experience
Management’s historic areas of
operation have been focused on
GeoResources’ core areas.
Extensive industry relationships.
Prior track record includes:
1992-1996
Hampton Resources
Corporation
Areas of Operation:
Gulf Coast
1997-2001
Texoil Inc.
Areas of Operation:
Gulf Coast, Permian Basin
2001-2004
AROC Inc.
Areas of Operation:
Gulf Coast, Permian Basin,
Mid-Continent

Balanced Growth Strategy
Asset Rationalization
Selectively divest assets to upgrade the portfolio and focus on existing fields and new projects with greater development and exploitation potential
Implement re-engineering and development programs within existing fields
Cost Control
Target low operating cost and G&A structure
Modest overhead structure
Generate additional exploration projects and increase direct participation
Solicit partners on a promoted basis in order to reduce average cost, diversify and realize operating income
Exploration
Acquisition of oil and gas properties with significant producing reserves and development and exploration potential
Solicit partners in acquisitions, on a promoted basis, in order to diversify, reduce average cost and generate operating fees
Acquisitions

GeoResources
Acquisition
Strategy
Acquisition Strategy
Use price
hedging
Accelerate field
development
Retain field
operating control
Promote in
partners
Develop drilling
programs
Acquire corporate
entities
Acquire
producing fields
or undeveloped
acreage

25
20
15
10
5
0
(Mmboe)
CAGR 96%
1.8
2.2
2.5
18.2
20.1
2004
2005
2006
2007
June 2008

3,500
3,000
2,500
2,000
1,500
1,000
500
-
(Boepd)
677
767
1,827
3,337
3,355
2005
2006
2007
4th Qtr 07
2nd Qtr 08

Production & Reserve Growth
2007 growth reflects the reverse merger of
GeoResources Inc., Southern Bay Oil & Gas
L.P., and Chandler Energy, LLC, in April, the
October acquisition of AROC Energy LP and
drilling and development activities.
April 2007: GeoResources completes merger
with Southern Bay and Chandler.
Transforms from a regional player to a
national exploration and production
enterprise
October 2007:  GeoResources completes
acquisition of AROC for $91.1 million.
Effectively doubled reserves and
production
June 30, 2008 is net of divestitures
Growth in Production
Growth in Proved Reserves

2008-2009 Capital Budget / Drilling Program
2008-2009 capital budget to $61.6
million
Budgeted expenditures are diversified
across GeoResources’ core areas.
Budget is likely to be expanded in 2009
2008-2009 Southern Region Capital Expenditures
Quarantine Bay,
$5.6
Exploratory
drilling, $2.2
Water-flood
expansion, $1.3
Austin Chalk ,
$7.2
Acreage, seismic
& other, $4.0
Other
development
drilling, $2.8
Re-engineering,
$2.7
$25.8 million total
2008-2009 Northern Region Capital Expenditures
Horizontal
development
drilling, $11.9
Bakken Shale ,
$9.0
Acreage, seismic
& other, $2.9
Other
development
drilling, $1.7
Re-engineering,
$0.6
Water-flood &
associated
drilling, $9.7
$35.8 million total
($ in millions)
($ in millions)

Regional Overview

Accounts for approximately 82% of GeoResources’
total production.
High-impact exploration potential.
Southern Region
TX
NM
LA
Two 3D seismic projects in progress which should be finished by first quarter 2009 with initial drilling scheduled for 2009.
About 100 proved undeveloped locations in Oklahoma; additional non-proved locations expected
Recently divested non-core properties
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Ozona
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Keeran
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
Workover and recompletion upside.
Continuous successful Austin Chalk drilling program
Seven wells drilled in 2007 and 2008 with 100% success
rate
One well currently drilling and another to spud in
October
Six wells expected in each of 2009 and 2010
May deploy additional rig
OK
OKLA Energy Partners
LP properties

Accounts for approximately 18% of Company production.
North Dakota/Bakken highlights.
Starbuck waterflood installed in early 2008
Initiating two additional waterfloods in existing fields
Drilled two operated horizontal infill locations in 2008. Five additional  horizontal wells budgeted in 2008 and 2009.
Nine Bakken wells drilled and 12 locations currently scheduled in joint venture. Additional locations being permitted. One
dedicated rig. Second rig currently in use. Excludes
insignificant interests in undivided acreage.
$7.9 million Williston Basin acquisition closed in 2008.
106 Boepd
1.1 Mmboe of proved reserves
89% oil
Development potential
Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wanye
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin.
Bakken JV

Partnership Operations
SBE Partners LP
Catena Oil & Gas, LLC
OKLA Energy Partners LP
2% GP Interest
2% GP Interest
GeoResources owns a direct working interest in the
partnerships’ properties plus serves as general
partner of the partnerships while operating the majority
of the properties.
Catena Oil & Gas, LLC
Wholly owned subsidiary.
2% General Partner interest increases to 35.7%
pending realization of a contractually specified
rate of return.

Proved and Potential Reserves

MBOE % Developed % Oil
Proved:
Direct Interests 15,753       80% 67%
Partnership Interests 4,314          46% 13%
Total Proved 20,067       73% 55%
Selected Non-Proved Potential
(1)
8,057
Total 28,124
(1) Represents non-proved reserve potential associated with existing fields or prospects that are scheduled and reasonably expected to be drilled within the Company's current budget. For competitive purposes, totals and related disclosures DO NOT INCLUDE  certain projects with active leasing, unitization or other activities which are expected to result in additional drilling and development locations or in certain situations alternative drilling locations. Furthermore, totals and disclosures DO NOT INCLUDE, the possibility of further development associated  with successful drilling .
Cautionary
Note:
The SEC permits
oil and gas companies to disclose only
proved reserves in their filings.
GeoResources uses the term "non-
proved potential," which SEC
guidelines strictly prohibit the
Company from including in SEC filings.
These non-proved potential reserve
estimates were prepared by
management and the Company's
technical staff in accordance with
industry practices. Non-proved
quantities estimated herein are
imprecise forward-looking statements
and substantially less certain than
proved reserves. All reserve estimates
are inherently imprecise are subject to
material revisions based on numerous
factors, including drilling success,
production history and oil and gas
price changes. You are urged to read
closely the Company's Annual Report
on Form 10-KSB/A for the year ended
December 31, 2007, and its other SEC
filings.

Selected Upside Projects
Reserve Potential
Non-Proved
Potential
(reserves in Mboe)
Bakken Shale
(1)
ND, MT 1,175                         Oil NOTES
Chittim
(2)
TX 189                            Gas
Giddings
(3)
TX 529                            Gas
Mak TX 143                            Oil
Northeast Landa ND, MT 384                            Oil
North Parc Purdue LA 39                              Oil
Odem TX 92                              Oil
Oklahoma (various net)
(4)
OK 257                            Gas
Quarantine Bay
(5)
LA 1,818                         Gas/Oil
Roth-Leonard ND 333                            Oil
Sherman/Wayne ND 667                            Oil
St. Matinville
(6)
LA 864                            Oil
SW Starbuck ND 170                            Oil
Starbuck Waterflood Unit NA 1,397                         Oil
   Non-Proved Potential 8,057
   Proved Reserves (as of July 1, 2008) 20,067
   Total Proved and Potential 28,124
Field State Primary Product
(1)
Estimated participation in 50 wells pending
continued favorable drilling results. Does not included
in-fill drilling or Three Forks/Sanish horizontal
potential.
(2)
Does not include Pearsall shale.
(3)
Does not include shallow Yegua or deep
Eaglefurd potential.
(4)
Only includes net interest in 6 non-proved
locations.
(5)
Represents Company estimated base case; total
upside potential with development is 7.9 million bbls.
Excludes deep potential below 16,000 ft.
(6)
Includes one proved and three non-proved
locations. 3rd seismic shoot may alter non-proved
locations (sub-surface) and may result in additional
locations.

BURKE
RENVILLE
MOUNTRAIL
WARD
Stanley Field Development
WILLIAMS
Parshall Field Development
Sanish Field Development
MCKENZIE
MCLEAN

Bakken Shale – East Nesson
GeoResources has varying working interests
ranging from 10% to 15% in approximately
26,000 acres.
Participating in an active leasehold acquisition
program in cooperation with Slawson
Exploration.
Allows the Company to amass a large
database and early understanding of the
technical and operational aspects
Nine horizontal Bakken Shale wells drilled and in
process of completing. 12 currently scheduled.
Permitting additional locations.
Initial production rates range from 400 to 1,400
Bopd per well.
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.

Giddings Field
GeoResources owns direct and partnership
interests.
36,977 gross acres (35,391 net) that are held by
production and an additional 11,253 gross (8,520
net) leased acres.
Producing properties and acreage in the Austin
Chalk formation.
GEOI owns an average direct working
interest of 7.2% in the core development
area
Partnership owns 82.8%
GEOI owns 2% General Partner interest
Incremental reversionary interest of 33.7%
Additional upside consists of multiple producing
wells that have the potential for rate increase
through the use of slick water fracture
stimulations and 9 additional defined horizontal
drilling locations.
GeoResources has implemented a development
program and expects to spud a new well every
60-75 days for the next three years, pending
continued leasing activity
Austin Chalk Play
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico

North Central OK
Dempsey
Union City
Minco East & Tuttle NE
Newcastle NW
Eastern OK
Kinta
S. Bokoshe
Reams NW
Cheyenne West
Western OK
Red Oak Norris
Wilburton (Parsons)
Ravia South (Tishimingo)
Enville West
South Central OK

19 19
Oklahoma Acquisition
GeoResources owns direct and partnership
interests
Acquisition underwrites entry into Oklahoma
Producing properties and acreage acquired from
multiple sellers.
GEOI owns an 18% direct interest
Partnership owns 82% of seller’s interest
GEOI owns 2% General Partner interest
Incremental reversionary interest of 33.7%
200 producing wells across multiple fields.
70 wells operated by GEOI
>76% of proved reserves on operated properties.
Approximately 100 drilling proved undeveloped
locations.
Significant number of probable locations expected
June 2008 net production of 3.4 MMCFED.
Production is 86% gas/14% oil.
Oklahoma Acquisition

Quarantine Bay
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres.
Operated by Cox Operating, LLC, a company with
extensive offshore experience in this area.
Shallow zone potential (<10,500 ft):
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs
Detailed field study in progress
Two wells expected for 2009
Deep zone potential (>10,500 ft):
Schlumberger has been engaged to reprocess
and interpret the 3-D seismic data
Expected to drill initial prospect in 2009
Quarantine Bay Field
LA
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field

Sherman & Wayne Fields
GeoResources holds 1,090 gross acres (967 net)
and operates the fields.
Average working interest of 76% and an average
net revenue interest of 64%.
Proved upside in this field consists of four proved
undeveloped horizontal infill locations.
Two development wells drilled in 2008.
Five additional horizontal wells expected in 2008
and 2009.
Sherman & Wayne Fields
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Starbuck Waterflood Unit
Unitized effective November 1, 2007 and
includes 6,619 gross acres (6,044 net), in which
GeoResources has a 91.3% working interest.
Phase one waterflood, including four injection
wells, water plant and flow lines and initial water
injection has been completed.
The Starbuck Midale zone has produced 584
Mbbls and the Berentson zone has produced 754
Mbbls on primary recovery, for total field
production of 1.3 Mmbbls.
The Company estimates remaining primary
reserves of approximately .9 Mmbbls of oil and
additional reserve potential of 1.4 Mmbbls of oil.
Starbuck Unit
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Oil & Gas Recovery
GeoResources Operations
West Texas - Pumping Unit Lifts Oil From
Reservoir
Southeast Texas - Drilling Rig on Location
in Giddings Field, Drilling Horizontal Wells
in Austin Chalk Reservoirs – Approximately
14,000 Feet Deep and Two Horizontal Legs
5,000-7,000 Feet Each

Oil & Gas Recovery
GeoResources Operations
South Texas - Wellhead Flowing Natural
Gas Well
South Louisiana - Barge Mounted
Production Equipment Separates Produced
Natural Gas, Oil and Water – Oil Sent to
Tanks and Water and Natural Gas are Re-
injected Down a Well Bore

Oil & Gas Recovery
GeoResources Operations
South Louisiana - Wellheads on Flowing
Oil Wells – Reservoir Pressure is
Sufficient to Cause Oil to Flow to Surface
Without Artificial Lift
South Louisiana - Oil Storage Tanks Hold
Produced Oil Until Picked Up By Truck

Oil & Gas Recovery
GeoResources Operations
Offshore Texas - Production Platform
Separates Produced Natural Gas, Oil and
Water From Wells with Natural Gas and
Oil Sent Onshore Via Pipeline – Produced
Water Re-injected Down Disposal
Wellbore
North Dakota Bakken Shale Well - Natural
Gas Entering Well Bore While Drilling is
Flared to Atmosphere – Oil Recovered
While Drilling is Flowed into Tanks for
Sale

27 Corporate Offices GeoResources’ Corporate Offices, Houston, Texas

Financial Overview

Financial Summary

Selected Balance Sheet Data
Note: The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. The effects of hedge accounting would reduce working capital by $34.0 million and $6.5 million at June 30, 2008, and December 31, 2007, respectively.  The GAAP balance sheet also included long-term derivative liabilities of $55.1 million and $15.3 million at June 30, 2008 and December 31, 2007, respectively, as well as accumulated other comprehensive losses of $85.6 million and $19.3 million at June 31, 2008, and December 31, 2007, respectively.
($ in millions)
June 30, 2008 December 31, 2007
Working Capital - Net 9.9 $                          13.9 $
Oil & Gas Assets (Successful Efforts) 185.6 $                     181.4 $
Equity in Partnerships 3.3 $                          1.8 $
Long-Term Debt 50.0 $                        96.0 $
Deferred Income Taxes 10.9 $                        6.4 $
Asset Retirement Obligations 5.2 $                          7.8 $
Common Stock and Additional Paid in Capital 112.5 $                     79.8 $
Retained Earnings 19.5 $                        7.5 $

Financial & Operating Summary

($ in millions, except per share data and unit metrics)
2005 2006 2007 2008 6m
Key Data:
Ave. realized oil price ($/Bbl) 47.97 $             54.61 $             67.20 $             89.01 $
Avg. realized natural gas price ($/mcf) 6.86 $                6.83 $                6.19 $                8.68 $
Oil production (Bbls) 153,962            183,823            391,565            385,533
Natural gas production (Mcf) 559,419            576,550            1,648,423         1,528,052
  Total Production (BOE) 247,199            279,915            666,302            640,208
  Growth 13.2% 138.0%
Net income 5.0 $                   4.3 $                   3.1 $                   12.0 $
Net income per share (basic) 1.31 $                0.87 $                0.25 $                0.80 $
EBITDAX(1)
6.1 $                   8.5 $                   17.5 $                30.0 $
Cashflow from operations 6.4 $                   9.2 $                   20.6 $                26.7 $
Acquistions & other capital expenditures 10.8 $                15.4 $                155.4 $             34.3 $
Unit Metrics ($/BOE):
Revenue (with hedges) 54.82 $             60.04 $             60.21 $             74.32 $
Production taxes (12.07)               (15.19)               (16.24)               (6.74)
Production expenses (4.39)                   (3.81)                   (4.32)                   (18.09)
Re-engineering and workovers (1.16)                   (1.37)                   (3.14)                   (2.63)
SG&A (9.50)                   (10.02)               (9.77)                   (5.69)
Other (3.22)                   0.74                    (0.44)                   5.68
  EBITDAX 24.48 $             30.39 $             26.30 $             46.85 $
Southern Bay, LLC
Predecessor Company
GeoResources, Inc.
Merged Company
Key Operating Data
(1) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of GeoResources’ operating performance.

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management Prospects and Technical Staff
Developing Additional Prospects
Strong Financial Position
Continued Value Creation